Goodwill	12 Months Ended
Apr. 30, 2023
Disclosure of detailed information about intangible assets [abstract]
Goodwill
9.
GOODWILL

The goodwill was acquired as a result of the acquisitions of U-Protein, IPA Europe and, BioStrand. The changes in the value of goodwill during the year ended April 30, 2023 and 2022 are as follows:

(in thousands)	$
Balance, April 30, 2021	7,777
Foreign exchange	(677)
Acquisition of BioStrand	12,535
Balance, April 30, 2022	19,635
Foreign exchange	1,996
Asset impairment	(2,460)
Balance, April 30, 2023	19,171

Impairment testing

For annual impairment testing, goodwill is allocated to the following cash-generating units:

(in thousands)	April 30, 2023 $	April 30, 2022 $
Oss	3,109	2,823
Utrecht	4,710	4,277
BioStrand	11,352	12,535
	19,171	19,635

The recoverable amount of each cash-generating unit was based on value-in-use calculations, and determined using a five-year forecast for Utrecht and Oss and an eight-year forecast for BioStrand, followed by a terminal growth rate determined by management. The present value of the forecasted cash flows of each cash-generating unit is determined by applying a discount rate reflecting a current market assessment of the time value of money and risks specific to the cash-generating units. The recoverable amount, growth rate assumptions and discount rates for each cash-generating unit as at April 30, 2023 and 2023 are as follows:

	Recoverable amount		Terminal growth rates		Discount rates
(in thousands)	2023 $	2022 $	2023%	2022%	2023%	2022%
Oss	6,723	9,493	2.2%	2.0%	28.1%	14.3%
Utrecht	11,405	12,483	2.2%	2.0%	24.1%	14.3%
BioStrand	31,546	—	2.5%	—	33.1%	—

The terminal growth rates reflect the average GDP growth rate of the Netherlands and Belgium. The discount rates reflect management’s assessment of market and specific risk of the cash-generating units. Both the Oss and Utrecht cash-generating units operate in the same region and are included in the same operating segment of the Company. The cash flow forecasts include a key management assumption that future profit margins will remain stable, and is based on previous performance of the cash-generating units. The assumption for future profit margins is based on management’s review of the prior three years of performance of the cash-generating units.

During the year ended April 30, 2023, the Compay recorded an impairment loss of $2.5 million for the BioStrand CGU. The loss was recorded as a reduction in goodwill. The primary factor for the impairment included a rise in the discount rate as compared to the prior year, along with a delay in expected cash flows in the forecast. The increased discount rate relates to increases in the forecast risk for the BioStrand CGU, increased economic risk, and increased global interest rates as compared to the prior year.